FIFTH AMENDMENT TO LOAN AGREEMENT

         This Fifth Amendment to Loan Agreement (this "Amendment") is entered into as of October 29, 2004 by and among:


                  CITIZENS BANK OF MASSACHUSETTS (the "Lender") a Massachusetts state chartered bank with offices at 28 State Street, Boston, Massachusetts 02109,

                  and

                  LOJACK CORPORATION (in such capacity, the "Lead Borrower"), a Massachusetts corporation with its principal executive offices at 200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts 02090, as agent for the following (individually, a "Borrower" and collectively, the "Borrowers"):

                  LOJACK CORPORATION, a Massachusetts corporation with its principal executive offices at 200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts 02090,

                  LOJACK INTERNATIONAL CORPORATION, a Delaware corporation with its principal executive offices at 200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts 02090,

                  LOJACK GLOBAL LLC, a Delaware limited liability company with its principal executive offices at 200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts 02090,

                  LOJACK OPERATING COMPANY, L.P., a Delaware limited partnership with its principal executive offices at 200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts 02090,

                  VEHICLE RECOVERY SYSTEMS COMPANY, a corporation organized under the laws of the province of Nova Scotia, Canada with its principal executive offices at 200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts 02090.

in consideration of the mutual covenants contained herein and the benefits to be derived herefrom. Unless otherwise specified herein, all capitalized terms shall have the same meaning as set forth in the Loan Agreement (as hereinafter defined).

                               W I T N E S S E T H

         WHEREAS, the Borrowers executed and delivered to the Lender a certain Loan Agreement dated June 21, 2002, as amended by a certain First Amendment to Loan Agreement dated July 30, 2002, as further amended by a certain Second Amendment to Loan Agreement dated November 6, 2002, as further amended by a certain Amendment No. 1 to Loan Agreement and Consent dated January 8, 2003, as further amended by a certain Third Amendment to Loan Agreement dated January 21, 2003, and as further amended by a certain Fourth Amendment to Loan Agreement dated June 8, 2004 (as amended, the "Loan Agreement"); and

         WHEREAS, the Borrowers and the Lender have agreed to further amend the Loan Agreement in order to, among other things, (i) reduce the amount of the facility from $10,000,000 to $5,000,000, (ii) acknowledge that the loan facility is now a demand facility and, accordingly, any outstanding loans or

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advances thereunder shall be repaid upon the Lender's demand, (iii) acknowledge that any further loans and advances made under the facility shall be at the sole discretion of the Lender in each instance, and (iv) eliminate certain covenants, including, without limitation, the financial performance covenants; and

         WHEREAS, the Borrowers have determined that this Amendment is in the Borrowers' best interests.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The Borrowers hereby certify to the Lender that, to the best of each Borrower's knowledge and belief after due inquiry, the representations and warranties contained in the Loan Agreement are true as of the date hereof.

2. The Loan Agreement is hereby amended by deleting the definition of "Maturity Date" appearing in Article 1 thereof in its entirety.

3. The Loan Agreement is hereby amended by deleting the definition of "Revolving Credit Ceiling" appearing in Article 1 thereof in its entirety and inserting in lieu thereof the following:

                  "        "Revolving Credit Ceiling":        $5,000,000.00."

4. The Loan Agreement is hereby amended by deleting the definition of "Termination Date" appearing in Article 1 thereof in its entirety and inserting in lieu thereof the following:

                  "        "Termination Date":       The earliest of (a) the
                  occurrence of any event described in Section 6:6-11 or (b) the Lender's demand for payment in full."

5. The Loan Agreement is hereby amended by deleting Section 2:2-2 thereof in its entirety and inserting in lieu thereof the following:

                  "2-2     No Commitment to Lend; Demand Facility.

                           (a) Notwithstanding anything to the contrary
                  contained in this Agreement, the Lender shall have no obligation to make any loan or advance hereunder or issue any L/Cs. The Lender and the Borrowers hereby acknowledge and agree that the Lender's agreement to make any loans, advances or other financial accommodations hereunder is discretionary in each instance. Accordingly, there shall be no recourse to the Lender, nor liability of the Lender, on account of any delay in the Lender's making of, and/or any decline by the Lender to make, any loan, advance or other financial accommodation requested hereunder.

                           (b) In addition, and notwithstanding anything to the
                  contrary contained herein, the Borrowers hereby acknowledge and agree that all loans, advances and other financial accommodations made hereunder are repayable ON DEMAND. Accordingly, upon the Lender's demand, Borrower shall immediately pay to the Lender the full amount of all Liabilities (including, without limitation, the outstanding the face amount of any issued, but undrawn, L/Cs, which amounts shall be held by the Lender as cash collateral for any such issued, but undrawn, L/Cs pursuant to documentation satisfactory to the Lender), any other amounts due on the Termination Date as described in Section 9-2, and any other amounts due hereunder."

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6.       The Loan Agreement is hereby amended by deleting Section 2:2-7 thereof in its entirety and inserting in lieu thereof the following:

                  "2-7. The Revolving Credit Note. The Borrowers' obligation to repay loans and advances under the Revolving Credit, with interest as provided herein, shall be evidenced by a demand note (the "Revolving Credit Note") in the form of EXHIBIT 2:2-7, annexed hereto, executed by each Borrower. Neither the original nor a copy of the Revolving Credit Note shall be required, however, to establish or prove any Liability. In the event that the Revolving Credit Note is ever lost, mutilated, or destroyed, each Borrower shall execute a replacement thereof and deliver such replacement to the Lender."

7. The Loan Agreement is hereby amended by deleting Section 2:2-14(b)(ii) thereof in its entirety and inserting in lieu thereof the following:

                  "(ii) The expiry of the L/C is not later than the earlier of:

                            (A) Standby's: One (1) year from initial issuance.
                            (B) Documentary's: Sixty (60) days from issuance."

8. The Loan Agreement is hereby amended by deleting the following Sections thereof in their entirety:

                  Section 4:4-4
                  Section 4:4-5
                  Section 4:4-16
                  Section 4:4-17
                  Section 4:4-18
                  Section 4:4-19
                  Section 4:4-20
                  Section 5:5-8

9. The Loan Agreement is hereby amended by adding the following sentence at the end of Article 6 thereof:

                  " Nothing contained in this Article, or elsewhere in this Agreement, shall affect the demand nature of all loans, advances, and other financial accommodations made hereunder, as such Liabilities are, by their terms, demand obligations."

10. The Loan Agreement is hereby amended by deleting Exhibit 2:2-7 thereto in its entirety and inserting in lieu thereof Exhibit 2:2-7 hereto.

11. The Loan Agreement is hereby amended wherever necessary to reflect the changes described above.

12. The Borrowers acknowledge and agree that the Borrowers have no offsets, defenses, claims or counterclaims against the Lender with respect to the Loan Agreement, this Amendment or any other document, instrument or agreement executed and delivered by the Borrowers to the Lender in connection therewith and, to the extent that the Borrowers have any such offsets, defenses, claims or counterclaims, each Borrower hereby affirmatively WAIVES any such offsets, defenses, claims or counterclaims and specifically RELEASES the Lender from any such liability on account thereof.

13. This Amendment and all other documents, instruments or agreements executed in connection herewith incorporate all discussions and negotiations between the Borrowers and the Lender, either expressed or implied, concerning the matters included herein, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Amendment or the Loan Agreement or any provision under any other agreement, document or instrument between the Borrowers and the Lender shall be effective unless executed in writing by the party to be charged with such modification, amendment or waiver, and if such party be the Lender, then by a duly authorized officer thereof.

14. Except as specifically modified herein, the Loan Agreement shall remain in full force and effect as originally written and the Borrowers hereby ratify and confirm all terms and conditions contained therein.

15. This Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts and shall take effect as a sealed instrument.

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         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date first written above.


                                       Lead Borrower:

                                       LOJACK CORPORATION


                                       By  /s/ Keith Farris
                                          -------------------------------------
                                                  Duly Authorized

                                       Print Name:  Keith Farris
                                       Title:  Chief Financial Officer


                                       Borrowers:

                                       LOJACK CORPORATION


                                       By  /s/ Keith Farris
                                          -------------------------------------
                                                  Duly Authorized

                                       Print Name:  Keith Farris
                                       Title:  Chief Financial Officer


                                       LOJACK INTERNATIONAL CORPORATION


                                       By  /s/ Keith Farris
                                          -------------------------------------
                                                  Duly Authorized

                                       Print Name:  Keith Farris
                                       Title:  Chief Financial Officer

                                       LOJACK GLOBAL LLC

                                       By:   LOJACK CORPORATION, its sole Member


                                       By  /s/ Keith Farris
                                          -------------------------------------
                                                  Duly Authorized

                                       Print Name:  Keith Farris
                                       Title:  Chief Financial Officer

                                       LOJACK OPERATING COMPANY, L.P.

                                       By:   LOJACK CORPORATION, its General
                                              Partner


                                       By  /s/ Keith Farris
                                          -------------------------------------
                                                  Duly Authorized

                                       Print Name:  Keith Farris
                                       Title:  Chief Financial Officer


                                       VEHICLE RECOVERY SYSTEMS COMPANY


                                       By  /s/ Keith Farris
                                          ------------------------------------
                                                  Duly Authorized

                                       Print Name:  Keith Farris
                                       Title:  Chief Financial Officer



                                       Lender:

                                       CITIZENS BANK OF MASSACHUSETTS


                                       By  /s/ David Farwell
                                          -------------------------------------
                                                  Duly Authorized

                                       Print Name:  David Farwell
                                       Title:  Vice President




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